UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – DECEMBER 17, 2013

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

       (678) 332-5000

(Registrant's telephone number, including area code)

             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01:	Entry into a Material Definitive Agreement.

The information set forth under Item 3.02 regarding the Supplemental Agreement (as defined therein) is hereby incorporated by this reference thereto into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Asset Purchase

Effective as of December 17, 2013, CIG Comp Tower, LLC a wholly owned subsidiary of CIG Wireless Corp. (the “Company”) acquired 14 antenna towers from Southern Tower Antenna Rental, L.L.C. (“STAR”) and Southern Tower Antenna Rental II, L.L.C. (“STAR II”).  The purchase price of $6,300,000 was paid on December 19, 2013. Such towers were acquired pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated May 17, 2013, as amended on November 26, 2013, pursuant to which the Company’s subsidiary CIG Comp Tower, LLC agreed to acquire certain assets from STAR. The terms and conditions of the Asset Purchase Agreement were described in a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on May 22, 2013, which is incorporated herein by this reference thereto.

Item 3.02:	Unregistered Sales of Equity Securities.

Purchase of Series A Preferred Stock

On December 18, 2013, Fir Tree Capital Opportunity (LN) Master Fund, L.P. (“FT-LP”), and Fir Tree REF III Tower LLC (“FT-LLC”, and together with FT-LP, the “Fir Tree Investors”) purchased an aggregate of 60,000 shares of Series A-1 Non-Convertible Preferred Stock of the Company, $0.00001 par value per share (the “Series A-1 Preferred Stock”) and 5,139,192 shares of Series A-2 Convertible Preferred Stock of the Company, $0.00001 par value per share (the “Series A-2 Preferred Stock” and, together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”) for an aggregate purchase price of $6,000,000. The proceeds of the sale of such shares of Series A Preferred Stock were used to purchase 14 antenna towers described in Item 2.01 above. The 60,000 shares of Series A-1 Preferred Stock and the 5,139,192 shares of Series A-2 Preferred Stock are referred to herein as the “Additional Shares”.

The Additional Shares were issued to the Fir Tree Investors pursuant to the terms and conditions of the Securities Purchase Agreement, dated August 1, 2013, by and among the Company and the Fir Tree Investors (the “Purchase Agreement”) and the Supplemental Agreement (defined below). The Purchase Agreement is described in a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on August 7, 2013 (the “August 2013 Form 8-K”), which is incorporated herein by this reference thereto. In connection with the issuance of the Additional Shares, the Company and the Fir Tree Investors also entered into a Supplemental Agreement, dated as of December 18, 2013 (the “Supplemental Agreement”) which, among other items, governed the terms of the issuance of the Additional Shares. A copy of the Supplemental Agreement is filed as Exhibit 10.55 to this Form 8-K and is incorporated herein by this reference thereto.

On December 18, 2013, the Company also issued to the Fir Tree Investors, in lieu of cash dividends of $525,997.65 for the quarter ended September 30, 2013, the following securities: (i) 5,259.98 shares of Series A-1 Preferred Stock; and (ii) 444,406 shares of Series A-2 Preferred Stock (collectively, referred to herein as the “Dividend Shares”). In addition, on December 18, 2013, the Company also issued to the Fir Tree Investors 102.48 shares of Series A-1 Preferred Stock and 88 shares of Series A-2 Preferred Stock (collectively, referred to herein as the “Accrual Shares”) to satisfy any accrued dividends accrued on the Dividend Shares for the period from October 1, 2013 through the date such Dividend Shares were issued on December 18, 2013.

Series A-1 and Series A-2 Preferred Stock

The terms, rights and privileges of the Series A Preferred Stock are set forth in the Certificate of Designation, Preferences and Rights of Series A-1 Non-Convertible Preferred Stock and Series A-2 Convertible Preferred Stock, as filed by the Company with the Nevada Secretary of State on August 1, 2013 (the “Certificate of Designation”). A description of the Certificate of Designation is set forth in the August 2013 Form 8-K, which is incorporated herein by this reference thereto.

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Securities Act Exemption

The Additional Shares, Dividend Shares and the Accrual Shares were issued pursuant to the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

Additional Information

The foregoing is a summary description of certain terms of the Purchase Agreement, the Series A Preferred Stock and the Supplemental Agreement and, by its nature, is incomplete. A copy of the Purchase Agreement is filed as Exhibit 10.38 to the August 2013 Form 8-K, a copy of the Certificate of Designation is filed as Exhibit 3.7 to the August 2013 Form 8-K, and a copy of the Supplemental Agreement is filed as Exhibit 10.55 to this Form 8-K and is incorporated herein by this reference thereto. All readers are encouraged to read the entire text of the Purchase Agreement, the Certificate of Designation and the Supplemental Agreement for a complete understanding of the terms and conditions associated with this investment.

Item 5.01:	Changes in Control of Registrant.

As a result of the issuance of the Additional Shares, the Dividend Shares and the Accrual Shares on December 18, 2013, the Fir Tree Investors have acquired, and now exercise voting control over a majority of the Company’s issued and outstanding voting securities. Each share of Series A-2 Preferred Stock is initially convertible on a one-for-one basis into the Company’s common stock, par value $.00001 per share (the “Common Stock”). Prior to December 18, 2013, the Fir Tree Investors controlled 47.5% of the Company’s Common Stock and were the Company’s largest shareholders as of such date. Following the issuances on December 18, 2013, the Fir Tree Investors own as of the date of this Report an aggregate of 34,881,338 shares of Series A-2 Preferred Stock.  The Fir Tree Investors are therefore deemed to beneficially own and have voting power equivalent to 34,881,338 shares of the Company’s Common Stock, representing in the aggregate approximately 51.9% of the issued and outstanding shares of the Company’s Common Stock as of the date of this Report. Each of FT-LLC and FT-LP respectively own 17,440,669 shares of Series A-2 Preferred Stock.

The Fir Tree Investors used their own capital for the purchase of the Additional Shares. The disclosures set forth in the August 2013 Form 8-K describing the terms of investment by the Fir Tree Investors and in Item 3.02 above are incorporated herein by this reference thereto.

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Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company will file the financial statements of the newly acquired business by amendment to this Report within 71 calendar days after the date this Report is due, as permitted by Instruction (a)(4) to Item 9.01 of Form 8-K.

(d)	Exhibit List

Exhibit	Description

Exhibit 10.55	Supplemental Agreement, by and among the Company, Fir Tree Capital Opportunity (LN) Master Fund, L.P. and Fir Tree REF III Tower LLC, dated December 18, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
	Name:	Paul McGinn
	Title:	President and Chief Executive Officer

Date: December 20, 2013

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